Non-Operating Expenses - Schedule of Non-Operating Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Non-operating Expenses
Foreign exchange losses	$ 2,893	$ 2,195	$ 2,401
Financial charges	202	104	341
Interest expense	1,431	685	643
Other components of defined benefit plans, net	(78)	248	132
Impairment of equity securities at cost	0	7,000	0
Other	307	847	153
Total non-operating expenses	$ 4,755	$ 11,079	$ 3,670